INVESTOR DAY Amelia Island, FL August 11, 2016

Forward Looking Statements and Other Disclosures Safe Harbor Statement: Some of the Statements in this document concerning future company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities Corporation’s 2015 Annual Report on Form 10-K filed with the SEC and our other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. REG G Disclosure: Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin: Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities. Other companies may calculate gross margin in a different manner. 2

Opening Remarks

Investor Day Presentation

Discussion Areas

▪ **Company Overview**	**Mike McMasters** President and CEO
▪ **Strategic Overview** ▪ Strategic Planning ▪ Strategic Business Development	**Elaine Bittner** Senior Vice President of Strategic Development
▪ **Delmarva Regulated Operations** ▪ Eastern Shore Natural Gas ▪ Chesapeake Utilities ▪ Sandpiper Energy	**Steve Thompson** Senior Vice President of Chesapeake; President and COO of ESNG and Sandpiper Energy
▪ **Aspire Energy and Sharp Energy**	**Elaine Bittner** President and COO of Aspire Energy and COO of Sharp Energy
▪ **Florida Operations** ▪ Florida Public Utilities ▪ Flo-Gas ▪ Peninsula Pipeline ▪ Eight Flags Energy	**Jeff Householder** President of Florida Public Utilities, Flo-Gas, Peninsula Pipeline Company and Eight Flags Energy
▪ **Financial Overview**	**Beth Cooper** Senior Vice President and CFO
▪ **Closing**	**Mike McMasters**

CHESAPEAKE UTILITIES CORPORATION 4

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 6% 8% 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% 32% 34% 36% 38% 40% W ei gh te d A ve ra ge R O E Capital Expenditures/Total Capitalization High Returns/High Investment Low Returns/High InvestmentLow Returns/Low Investment High Returns/Low Investment April 1, 2013 – March 31, 2016 Source: Bloomberg CPK Chesapeake Electric & Combination GroupsIndustry Index * * Includes companies previously a part of the Edward Jones Natural Gas Distribution peer group. Performance Quadrant Peer ROE vs. Capital Expenditures 5

Business Mix Average Investment for the 13 months ended June 30, 2016 By Energy Served By Region * Aspire Energy of Ohio Natural Gas Operations are Unregulated By Value Chain Natural Gas 85% * Propane 5% Electric 10% By Segment 6 Delmarva Peninsula 43% Florida 48% Ohio 8% Other 1% Downstream 66% Midstream 34% Regulated Energy 83% * Unregulated Energy 17%

By Energy Served By Segment By Region * Aspire Energy of Ohio Natural Gas Operations are Unregulated By Value Chain 7 Business Mix Operating Income Contribution for the 12 months ended June 30, 2016 Natural Gas 84% * Propane 10% Electric 5% Non-energy 1% Delmarva Peninsula 56% Florida 37% Ohio 4% Other 3% Downstream 57% Midstream 42% Other 1% Regulated Energy 82% * Unregulated Energy 17% Other 1%

5% 7% 9% 11% 13% 15% $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 $2.80 $3.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 R O E D ilu te d EP S EPS ROE Consistent Above Utility Regulated Returns Record EPS for 9th Consecutive Year Generating Record Results EPS and Return on Equity 8

Total Shareholder Return For 5 years ending 6/30/16 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% SJI NWN RGCO GAS NJR DGAS WGL SR PNY CPK ATO Peer Median: 15.4% 9

Chesapeake’s Total Shareholder Return is in the top quartile when compared to all companies listed on the New York Stock Exchange. Shareholder Return – Comparison to Broader Market – NYSE Companies * Source: BB&T Capital Markets 85.0% 94.1% 92.2% 93.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1 Yr Return 3 Yr Return 5 Yr Return 10 Yr Return CPK ranking amongst all NYSE companies as of 6/30/16 * CPK -2.0% 6.7% 8.5% 6.7% 16.7% 14.1% 14.5% 10.6% 25.6% 27.4% 23.2% 16.5% -5% 0% 5% 10% 15% 20% 25% 30% 1 Yr 3 Yr 5 Yr 10 Yr Annualized Shareholder Returns * Median 75th Percentile CPK 10

Strategic Overview

Strategic Platform for Sustainable Growth  Engaged Employees  Brand Strategy  Engaging Customers  Engaging with Communities  Strategic Thinking Engagement Strategies Provide the Strategic Infrastructure for Sustainable Growth Developing New Business Lines and Executing Existing Business Unit Growth Results Engagement Strategies  Maximizing Organic Growth  Extensions into New Territories  Transforming Opportunities into Growth  New Business Creation  New Services in footprint New Business Lines and Existing Business Unit Growth  Safety Awards  Top Workplace and Top Leadership Awards  Community Service Awards  Achieving top quartile growth in earnings  Achieving top quartile Total Shareholder Return Results Our strategy continues to produce financial performance with strong growth in earnings, capital investments and return on equity. We are making investments in the strategic infrastructure needed to develop and execute sustainable long-term growth strategies and are committed to continue to invest at returns on capital that will drive shareholder value. 12

Engagement Strategies Investing in our brand, employees, customers, communities and governments 13 Investing in our brand, employees, customers, communities, and governments. Engagement Strategies Reinforcing our foundation for growth by strengthening our internal and external brand through employee and community engagement. Creating a corporate voice – ensuring all interactions with our employees and family of companies reflects our shared brand DNA and brand values. Engage and connect with our communities and governments, demonstrating community leadership and corporate social responsibility. Empower and engage our employees as one Company, working in unison toward common goals and linking our people with the brand and overall strategies of our Company. Connecting with our customers by understanding the changing expectations, competitive pressures, regulatory levers and technological innovation affecting customer needs and transforming our customer relationship from Rate Payer to Energy Partner– delivering excellent customer care.

Why is Engagement Important? Gallup studies report that when companies increase their number of talented managers and double the rate of engaged employees, they achieve, on average, 147 percent higher earnings per share than their competition. With the right employee engagement approach, companies can see improvements in: (Gallup, 2016)  Profitability  Productivity  Retention  Safety  Quality  Customer Ratings Source: Towers Watson. Perspectives. “The Power of Three. Taking Engagement to New Heights.” 14

Success of Our Engagement Strategies Living Our Brand in Our Communities  The Delaware News Journal named Chesapeake a Top Workplace for the fourth consecutive year in 2015. The employee workplace survey reflects the quality of our efforts in the communities we serve and the quality of our employees.  Our community engagement and the resulting contributions have been widely recognized. Some key awards include:  2015 Jefferson Award for Outstanding Service by a Major Company  2015 Excellence in Business Award for Corporation of the Year – awarded by the Central Delaware Chamber of Commerce.  2015 Corporate Donor of the Year – awarded by the Food Bank of Delaware.  2015 Tourism Partner of the Year – awarded by the Kent County Tourism Office.  2015 American Heart Association Legacy Sponsor Award –. Recognized as a Legacy Sponsor of the Southern Delaware Go Red for Women® Event for the second consecutive year by the American Heart Association.  2015 United Way Awards  Chesapeake Utilities Corporation Annual Report honored with:  Bronze Annual Report Competition (ARC) Award for Traditional Annual Report: Electric and Gas Services  Bronze ARC Award for Cover Photo/Design: Electric Gas and Services  2015 American Gas Association Safety Awards  Eastern Shore Natural Gas for Excellence in Fleet Safety  Florida Public Utilities for Excellence in Employee Safety  Chesapeake Cares Mentoring Program  Recognized for excellence in supporting mentoring in Delaware at the annual Connecting Generations mentor summit. 15

Our Strategic Thinking & Strategic Planning Process 16 Strategy Vetting: We hold Strategic Planning meetings to promote collaboration with Management and Business Units. Strategy Tune-Up: We review the plan and make updates that keep the plan relevant and current. Discovery Strategic Thinking Collaboration & Strategic Planning Strategy Vetting Strategy Tune-up Discovery: We collect information from external and internal sources and utilize new business information, data and intelligence on markets, customers, competitors and the Company. Strategic Thinking: We conduct workshops and meetings using strategic thinking tools to continue to generate new insights and enhance strategic thinking throughout the Company. Collaboration & Strategic Planning: Strategic thinking, Growth Council and business development meetings bring teams together to discuss new business opportunities and create a disciplined process for evaluating new investment opportunities.

CPK – A Full Service Energy Provider  Our goal is to continue to develop creative solutions to serve the customers’ needs through the diversified energy mix of the Company  Collaboration across the Company is an important part of our customer centric model  Building on our long-standing customer relationships and track record of serving our customers is critical  Creating opportunities across the value chain  Understand and identify customers’ needs and develop customer centric solutions across business units to maximize value to the customer 17

Growth Across the Energy Value Chain Expanding CPK Geography and Services Upstream Midstream Downstream Gathering / Processing Intrastate / Interstate Pipelines Power Generation Demand Projects Combined Heat & Power (CHP) CNG & Propane Fueling Propane Distribution Local Distribution Companies (LDCs) and Cooperatives Energy Marketing & Trading EIGHT FLAGS ENERGY LLC Wholesale Logistics CPK continues to develop growth opportunities across the value chain, with emphasis on midstream and downstream investments that are consistent with our long-term growth strategy and are accretive to earnings per share 18 EIGHT FLAGS ENERGY LLC

Growing our Footprint and Services Maximizing Value Across the Energy Chain Strategic Growth Initiatives to Expand CPK’s Footprint and Services Leveraging our Capabilities to Maximize Value Across the Energy Value Chain Differentiate CPK as a full-service energy supplier/partner/provider through a customer-centric model  Expand CPK footprint into potential growth markets by differentiating CPK as service provider of energy (natural gas, propane, CHP and energy services)  Differentiate CPK as an energy service provider offering customers end-to-end solutions across the energy value chain from gathering and processing, supply, asset management, transportation and end-user delivery. Build on existing midstream capabilities and pursue additional midstream assets  Pursue midstream systems (gathering and pipelines) in Marcellus and Utica plays that provide access to major interstate pipelines, transportation to new downstream markets and end users  Optimize existing assets to provide additional asset management services in new and existing markets  Increased focus on building or acquiring pipelines to serve high growth gas-fired power generation market  Develop new pipeline projects that link local supply to increasing market demand  Build, own and operate pipelines to serve downstream markets  Inter/intra-state pipelines that serve LDCs, power plants and demand centers Expand footprint into potential growth markets through acquisitions  Increase natural gas and propane footprint through economic LDC and retail propane acquisitions that have strategic fit with existing businesses and long-term strategy 19

Process to Oversee Growth Opportunities from Concept to Investment 20 We continue to identify and develop growth opportunities inside and outside our existing footprint. As part of that process, our Growth Council oversees the evaluation and development of strategic growth projects within the Company. The Growth Council is the organizational entity that: Investment Proposals Organic Growth Growing our Footprint through M&A Transactions Routine Capital Expenditures Regulated Growth and System Expansion Projects Non-regulated growth Incremental Growth and Expansion in Existing Footprint Other investment opportunities  Serves as the “clearinghouse” for major regulated build-out projects and all capital investments being proposed as non-regulated growth opportunities  Ensures that proposals within Growth Council Scope are evaluated and scored on a sound and consistent basis  Composition of Growth Council includes representation from strategic development, finance, legal and business units  Manage projects in incubation  Form the initial team  Bring in external resources as needed  Conduct periodic reviews of progress  Make timely decisions on continuing or discontinuing projects Growth and Expansion Beyond Existing Footprint Incremental Growth and Expansion in Existing Footprint Growth and Expansion Beyond Existing Footprint

Expanding CPK Footprint and Services Strategic Development Growth Opportunities  The Strategic Business Development funnel has strong strategic alignment with:  Development of new pipeline infrastructure projects that provide services and delivery to downstream markets and end users  Expansion of downstream infrastructure to provide services and delivery to end-use customers  Expansion of existing footprint through acquisitions 21 Stage 1: Information Gathering Stage 2: Feasibility Analysis Stage 3: Proposal Development Stage 4: Offer Negotiation 5% 10% 15% 20% 50% Stage 5: Execution We continue our relentless efforts to drive growth by focusing on long-term, sustainable growth opportunities.

Growth Strategy Growing Footprint  Expansion of natural gas and propane business to unserved and underserved territories  Conversion opportunities  Growing footprint through Start-ups  Growing footprint through acquisitions Growing Our Services  Development of Combined Heat & Power projects  Development of pipeline projects to serve electric power generation  New pipeline service offering – example: OPT<90  Propane as a vehicular fueling alternative  Development of pipeline projects that provide access to new sources of supply (TETCO lateral)  Natural gas gathering Optimize Existing and New Growth in Midstream and Downstream  Gathering systems  Natural Gas Transmission  Natural Gas Distribution  Natural Gas Marketing and Asset and Risk Management  Natural Gas Trading  Electric Generation and Distribution  Propane Supply and Distribution 22

0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 6% 8% 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% 32% 34% 36% 38% 40% W ei gh te d A ve ra ge R O E Capital Expenditures/Total Capitalization High Returns/High Investment Low Returns/High InvestmentLow Returns/Low Investment High Returns/Low Investment April 1, 2013 – March 31, 2016 Source: Bloomberg CPK Chesapeake Electric & Combination GroupsIndustry Index * * Includes companies previously a part of the Edward Jones Natural Gas Distribution peer group. Performance Quadrant Peer ROE vs. Capital Expenditures 23

Eastern Shore Natural Gas Business Unit Overview

Incorporated in Delaware in 1955 Initial construction consisted of 124 miles of pipe extending from Parkesburg, PA, through Delaware and ending in Salisbury, MD Eastern Shore began delivery of natural gas in 1959 Numerous pipeline and compressor station projects have occurred during Eastern Shore’s 57-year history and more are underway or in the planning phases 25 ESNG Overview Interstate Natural Gas Transmission Pipeline Operates under the jurisdiction of the Federal Energy Regulatory Commission (FERC) Currently inter-connected with 3 upstream pipelines at 4 interconnect points Serves a mix of Local Distribution Companies, Industrials and Electric Power Generation customers Recognized by the American Gas Association for 9 years since 2003 for an outstanding safety record Led by executive leaders Steve Thompson and Jeff Tietbohl with a combined 58 years of service 45 employees (12 managers / 33 non-managers)

26 ESNG Overview Transmission Pipeline Infrastructure In addition, two projects received final approval from the FERC on July 21, 2016 that will add over 15 miles of new pipeline and 5,325 hp of compression. A third project was recently pre-filed with the FERC for 2017 construction with approximately 50 miles of pipeline and 3,550 hp of compression. KEY FACTS Miles of Pipeline 442 Delivery Point Stations 96 Compression 12,420 hp at 3 sites Daleville, PA (2) 1,665 hp units; (2) 1,775 hp units Delaware City, DE (4) 1,085 hp units Bridgeville, DE (2) 600 hp units Interconnects 4 Interconnects with 3 Upstream Pipelines Honey Brook, PA Texas Eastern Transmission Parkesburg, PA & Hockessin, DE Transcontinental Gas Pipeline Co. Daleville, PA Columbia Gas Transmission, LLC Key Facts as of August 2016 Total FT System Capacity: 236,400 dekatherms

ESNG Customer Profile

Eastern Shore currently serves a mix of Local Distribution Companies, Industrials and Electric Power Generation customers in southeastern PA, DE and the Eastern Shore of MD



Local Distribution Companies (LDC)

- Chesapeake Utilities – Delaware Division
- Chesapeake Utilities – Maryland Division
- Sandpiper Energy
- Delmarva Power and Light
- Easton Utilities (municipality)
- Elkton Gas
- PECO Energy



Electric Power Generation (EPG)

- City of Dover
- Delaware Municipal Electric Corporation
- NRG
- Calpine (Garrison Energy Center)



Industrials (IND) and Marketers

- Bilcare
- Delaware City Refinery
- Formosa
- Stine Lab

- PESCO Energy

EASTERN SHORE NATURAL GAS 27

28 ESNG Overview Transportation Service Offerings ESNG Natural Gas Transportation Service Offerings Firm Transportation Delivery Lateral Firm Transportation Off-Peak Firm Transportation Interruptible Transportation 94% of ESNG’s Gross Margin is generated from Firm Transportation Services

Annual Deliveries by Customer Class 2011 – 2015 29 2011 2012 2013 2014 2015 EPG 788,846 945,593 1,571,277 2,569,214 6,774,320 LDC 12,565,911 12,379,286 13,939,811 15,956,414 16,016,443 IND 12,059,425 20,764,259 25,061,884 24,591,774 27,042,636 Total 25,414,182 34,089,138 40,572,972 43,117,402 49,833,399 Since 2012, more than 50% of annual deliveries are to Industrial customers Deliveries to Electric Power Generators have grown from 3% in 2011 to 14% in 2015 D ek at he rm s 3% 3% 4% 6% 14% 49% 36% 34% 37% 32% 48% 61% 62% 57% 54% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2011 2012 2013 2014 2015 Annual Deliveries by Customer Class 2011-2015 INDUSTRIAL LDC EPG

Market Profile Natural Gas Growth 30 Natural Gas Availability on the Delmarva Peninsula Since the pipeline went Open Access in 1997, ESNG has quadrupled pipeline capacity, adding over 180 miles of new pipeline facilities and extending service toward Lewes, DE, west to Cecil County, MD and south across the state of Delaware. Our service territories extend as far as the Eastern Shore towns of Cambridge, Easton, Salisbury and Berlin, MD. 0.0 50.0 100.0 150.0 200.0 250.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 62.3 78.8 85.9 105.7 110.2 114.0 122.9 132.3 158.5 166.8 172.9 187.0 190.1 203.8 203.8 234.4 236.2 236.4 D ek at he rm s (in th ou sa nd ) Year-End Pipeline Capacity

Investment Growth Based upon Average Investment as of December 31 31 $20,000,000 $40,000,000 $60,000,000 $80,000,000 $100,000,000 $120,000,000 $140,000,000 $160,000,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Dollars • Total investment has increased by 90% over the last 10 years. • Significant increases in 2010 and 2013 due to major expansion projects which include the TETCO Interconnection in the 2013 System Expansion and Daleville Compressor Station Upgrade.

32 Regulatory Snapshot Commission Structure: 5 commissioners • Full-Time • Presidential Appointment Regulatory Jurisdiction: FERC Base Rate Proceeding: Delay in collection of rates subsequent to filing application Up to 180 days Application date associated with the most recent permanent rates 12/30/2010 Effective date of permanent rates 7/29/2011 Rate increase (decrease) approved $805,000 Pre-tax rate of return approved 13.90%

Regulatory

Rate Case

Upcoming Case - 2017

- Settlement from last rate case requires rate filing approximately five years from the date of settlement approval of ESNG's last rate case
- New rates will be proposed to be effective March 1, 2017

Expansion Projects

FERC Certificate for two projects received July 21, 2016

- Docket Nos. CP15-18-000/001 - White Oak Mainline Expansion Project
- Docket No. CP15-498-000 - System Reliability Project

Project in FERC's Pre-Filing Process

- Docket No. PF16-7-000 – 2017 Expansion Project

Tariff Revisions

Tariff changes effective August 1, 2016

- Allows right of first refusal to be applied to negotiated and/or discounted rate service agreements
- Allows reservation of unsubscribed capacity for use in future expansion projects
- Allows highest rate per dekatherm to be primary criteria for determination of "best bid" for awarding capacity

Changes to the existing tariff provisions as well as enhancements to ESNG's service offerings are routinely evaluated and updated as necessary to meet ESNG's strategic objectives and its customers' needs.

EASTERN SHORE NATURAL GAS
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34 Current Strategic Initiatives Key Projects Project Description Capacity Completed 1Q16: TETCO Capacity Expansion Capacity expansion at the existing TETCO interconnect. Providing customers the option of additional TETCO supply and access to that supply under an accelerated time frame, in advance of the 2017 System Expansion. Capacity increase at the TETCO interconnect of 53,000 dt/d White Oak Mainline Expansion Natural gas transportation services to Calpine's electric generating plant in Dover, DE, under a 20-year service agreement. Capacity increase of 45,000 dt/d from May to October with allowable interruption period of up to 90 days from November to April System Reliability Additional facilities that ensure the quality of service and optimal system design and operation, benefiting all customers on ESNG's system. No new capacity is being created; this project is strictly a reliability project 2017 Expansion Capacity expansion of ESNG’s existing pipeline to provide additional natural gas transportation services to several customers, ranging from local distribution companies to industrials to electric power generators. Capacity increase of up to 86,437 dt/d

Executing Current Strategic Initiatives White Oak Mainline – Overview 35 Purpose: To provide Calpine’s 309 MW electric generation plant in the Garrison Oak Technical Park with 45,000 dt/d of NG transportation served under ESNG’s rate schedule OPT≤90. FERC: CP application filed with FERC on November 21, 2014. An amendment was filed on November 18, 2015, to specify the preference for an alternate route for the Kemblesville Loop. A combined Environmental Assessment that included both the Whited Oak and the System Reliability Projects was issued on April 25,2016. Certificate of Public Convenience was issued on July 21, 2016 by the FERC. Completing the Project: FERC’s notice to proceed was issued on August 4, 2016. Construction of the facilities should take about 6 months; facilities are anticipated to be completed during the first quarter of 2017. White Oak Mainline Project – Docket No. CP15-18-000/001 Estimated Capital Cost Approximately $38 million Miles of Pipeline/Compression 5.4 miles of 16-inch looping 3,550 hp at Delaware City Capacity Increase (dt/d) 45,000 firm May – October, with allowable interruption period of up to 90 days from November- April Annualized Margin $5,840,046 (assuming full 90 days of interruption)

Executing Current Strategic Initiatives System Reliability - Overview 36 Purpose: After an assessment of the challenges encountered during the 2013-14 winter, ESNG has developed a project consisting of facilities that will significantly aid in handling lower receipt pressure at the Parkesburg interconnect (which was also realized during the 2015 winter) and mitigate risk associated with a portion of the pipeline that is highly critical and is currently not looped. FERC: CP application filed with FERC on May 22, 2015. FERC has issued the EA on April 25, 2016. The EA is joint with the White Oak Mainline project. Certificate of Public Convenience was issued on July 21, 2016 by the FERC. Completing the Project: Upon issuance of FERC’s notice to proceed, construction of the facilities should take about 9 months. With a notice to proceed in August, completion of the facilities are anticipated by the end of the first quarter of 2017. System Reliability Project – Docket No. CP15-498-000 Estimated Capital Cost $36,265,058 Miles of Pipeline/Compression 10.1 miles of 16-inch looping 1,775 hp at Bridgeville Capacity Increase (dt/d) No new capacity Rate Recovery Rate recovery will begin when the rates associated with the 2017 rate case become effective, anticipated mid-2017 Annualized Margin $4.5 million (1) 1. This is the estimated margin assuming recovery in the 2017 rate case.

Executing Current Strategic Initiatives

2017 Expansion Project – Overview

2017 Expansion Project – Docket No. PF16-7-0007	
Miles of Pipeline/Compression	~33 miles of pipeline looping in Pennsylvania, Maryland and Delaware ~17 miles of new mainline extension and two pressure control stations in Sussex County, Delaware
Other Facilities	Upgrades to the TETCO interconnect 3,550 hp new compression-Daleville Compressor Station Two new pressure control stations
Total Capacity Increase (dt/d)	Up to an aggregate of 86,437 dekatherms

Purpose: Eastern Shore rolled up several requests to develop the 2017 System Expansion Project, which will allow Eastern Shore to meet growing market demand for reliable energy with fewer emissions.

FERC: On May 17, 2016, the FERC approved ESNG's request to commence the pre-filing review process.

Certificate of Public Convenience filing anticipated to occur in November 2016.

Completing the Project: Subject to the FERC's approval and issuance of certificate, ESNG intends to commence construction of facilities in June 2017.

EASTERN SHORE NATURAL GAS
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Chesapeake Utilities & Sandpiper Energy Inc.

Business Unit Overview Chesapeake Utilities & Sandpiper Energy  Delaware Division  Southern New Castle County, Kent County and Sussex County  Over 47,000 retail customers  Over 970 miles of natural gas main  Delivers nearly 8 million Mcf of natural gas per year  Maryland Division  Cecil County, Caroline County, Dorchester County and Wicomico County  Over 12,000 retail customers  Over 300 miles of natural gas main  Delivers nearly 3 million Mcf of natural gas per year  Sandpiper Energy  Worcester County  Over 10,000 retail customers  Over 310 miles of natural gas and propane main  Delivers nearly 250 thousand Mcf of natural gas and 6.6 million gallons of propane per year (584 thousand Mcf equivalent) 39

Business Unit Overview – Staffing Chesapeake Utilities & Sandpiper Energy Business Unit Leadership Team • Business Unit leadership team has a combined 70 years of Company service • James Moore – Vice President (29 Years) • Shane Breakie – Director, Energy Services (23 Years) • Christopher Redd – Director, Gas Operations, Engineering & Supply (12 Years) • Autumn Chalabala –Director, Business Operations (6 Years) Business Unit Team • 126 Personnel located in Delaware and Maryland • Focused on Safety, Business Development, Business Operations, Business Planning, Engineering, Field Operations, Gas Supply, Sales and Marketing 40

Market Profile – Customers* Chesapeake Utilities Residential 90.5% Commercial 9.3% Industrial 0.2% Customers by Sector 41 Residential 30% Commercial 29% Industrial 41% Mcf Deliveries by Sector Residential 58% Commercial 23% Industrial 17% Other 2% Gross Margin by Sector * Results are from 2015

• Highest growth rate during the period was in 2015, when customer growth was nearly 3.5% • Southern New Castle County, DE and eastern Sussex County, DE achieving higher than average growth rates • Majority of the customer growth is in the residential sector 42 Market Profile – Customers Chesapeake Utilities 50,000 51,000 52,000 53,000 54,000 55,000 56,000 57,000 58,000 59,000 60,000 61,000 2011 2012 2013 2014 2015 CUSTOMER GROWTH

Market Profile - Prospects for Growth Chesapeake Utilities Natural Gas Propane Electricity Fuel Oil Other 0 5 10 15 20 25 30 Thousands of Houses Kent County, DE – House Heating Fuel Natural Gas Propane Electricity Fuel Oil Other 0 10 20 30 40 Thousands of Houses Natural Gas Propane Electricity Fuel Oil Other 0 5 10 15 20 Thousands of Houses Sussex County, DE – House Heating Fuel Wicomico County, MD – House Heating Fuel 43 0 1,000 2,000 3,000 New Castle Cty. Kent Cty. Sussex Cty. 2015 2014 2013 2012 Delaware Housing Starts

Market Profile – Target Areas Chesapeake Utilities 44

Strategic Initiatives Chesapeake Utilities • Distribution System Expansion – Continued expansion of the distribution system throughout eastern Sussex County, Delaware – Focus on both new construction and conversion of existing homes and businesses – Focus on new service offerings – Follow propane distribution systems to areas where natural gas is not readily available • Recent Accomplishments – Recent service expansions to eastern Sussex County, DE, Cecil County, MD and Worcester County, MD – Negotiated rates for larger customers in order for expansions to be economic (i.e. Beebe Healthcare, SPI Pharma, Mountaire) – Coordinated with other business units and corporate groups to extend service to a large industrial customer (PMF Mushroom) 45

Strategic Initiatives Chesapeake Utilities Potential for Growth in Northeast Sussex County, DE 46 Source: State of Delaware Preliminary Land Use Service and Firstmap Potential New Construction Existing Developments – Potential Conversions Existing Gas Main

Strategic Initiatives Chesapeake Utilities Potential for Growth in Southeast Sussex County, DE 47 Source: State of Delaware Preliminary Land Use Service and Firstmap Potential New Construction Existing Developments – Potential Conversions Existing Gas Main

Facilities and Investment Chesapeake Utilities  Distribution System as of December 31, 2015  Over 1,200 miles of distribution main  Nearly 61,000 service lines  Less than 22 miles of bare steel  Project to replace all bare steel within the next seven years  Investments in mains and services over the past five years have exceeded $39.1 million 0 200 400 600 800 1,000 1,200 Bare Steel Coated Steel Plastic Miles of Main by Type 0 10,000 20,000 30,000 40,000 50,000 60,000 Bare Steel Coated Steel Plastic Services by Type Over 84% Plastic Over 88% Plastic 48

Natural Gas Supply* Chesapeake Utilities Gulf 18% Appalachia 16% Northeast 7%Mid Atlantic 8% Rockies/ Marcellus 41% Peak Shaving 9% Supply Source (Peak Day Capacity) Storage 20% Peak Shaving 9% Firm Transportation 71% Supply Mix (Peak Day Supply Mix)  Upstream pipeline capacity agreements with Transcontinental Gas Pipe Line Company, LLC, Columbia Gas Transmission, LLC (TCO), and Texas Eastern Transmission, LP.  Upstream pipeline capacity paired with pipeline capacity on Eastern Shore Natural Gas Company (ESNG) for delivery to the distribution system.  Storage capacity agreements with TCO and ESNG.  Propane-Air “peak shaving” capability located in Dover and Clayton, Delaware and Cambridge and Salisbury, Maryland. * 2016/2017 Winter heating season 49

50 Regulatory Snapshot Chesapeake Utilities Chesapeake - Delaware Division Chesapeake - Maryland Division Commission Structure: 5 commissioners 5 commissioners Part-Time Full-Time Gubernatorial Appointment Gubernatorial Appointment Regulatory Jurisdiction: Delaware PSC Maryland PSC Base Rate Proceeding: Delay in collection of rates subsequent to filing application 60 days 180 days Application date associated with the most recent permanent rates 7/6/2007 5/1/2006 Effective date of permanent rates 9/30/2008 12/1/2007 Rate increase (decrease) approved $325,000 $648,000 Rate of return approved 10.25% 10.75% • Base rate case pending with the DE PSC • $4.7 million rate increase requested • Interim rate increase of $2.5 million, subject to refund, implemented on February 19, 2016 • Second interim increase, subject to refund, implemented on August 1, 2016 Delaware Division (2015) • Application filed with the DE PSC for (1) proposed process for valuation of the purchase of a propane distribution system; (2) the accounting and ratemaking treatment for the acquisition costs; and (3) the process for calculating a new customer charge for each acquired system. Piped Propane Acquisition (2016) Significant Cases

Unique Regulatory Provisions Chesapeake Utilities Revenue Normalization (MD) – Delivery service revenue is either increased or decreased to equate to a set amount per customer as approved in the last base rate proceeding Expansion Area Rates (DE) – Higher customer charges in a designated area to enable expansion of infrastructure Negotiated Rates (DE) (MD) – Individual rates to certain large customers, often higher than tariff rates, allowing for economic expansion to serve those customers Environmental Rider (DE) – Separate surcharge on customer bills to recover costs associated with remediation of environmental sites Franchise Surcharge (DE) – Separate surcharge applicable to customers within specific city/town limits to recover the franchise fee paid to the city/town Gas Cost Recovery (DE) – Provision allowing out-of-cycle adjustment to the gas cost rate if over/under collection of gas costs is outside of a designated band Delivery Service Rates Incremental Rates 51

Business Unit Overview - Timeline

Sandpiper Energy

SEPTEMBER 2012	• Application filed with the Maryland PSC for approval to acquire the assets of Eastern Shore Gas Company.
MAY 2013	• Maryland PSC approves acquisition of certain assets of Eastern Shore Gas Company. Required to file a base rate proceeding, including cost of service study within 30 months. • Acquisition of The Eastern Shore Gas Company and creation of Sandpiper Energy, Inc.
NOVEMBER 2013	• Conversion of first propane customer to natural gas in Berlin, Maryland.
OCTOBER 2014	• Granted approval for depreciation rates calculated as a result of a depreciation study. • Granted approval to record a $2,982,357 adjustment to its booked depreciation reserve resulting from the accumulated depreciation reserve being lower than the booked reserve at the time of the acquisition.
SEPTEMBER 2015	• Sandpiper executed an exclusive franchise agreement with the Town of Ocean City for the conversion, storage and/or distribution of propane and natural gas.
DECEMBER 2015	• Base rate proceeding and cost of service study filed. Sandpiper requested a base rate increase of $947,527 or a 4.7% overall increase. Settlement discussions with PSC Staff and Peoples' Counsel progressing.
JANUARY 2016	• Settlement agreement executed with the Ocean Pines Association enabling the conversion of customers to natural gas. • Approval to stratify residential customer class into three separate classes based on consumption.

CHESAPEAKE UTILITIES SANDPIPER ENERGY
52

Market Profile – Customers* Sandpiper Energy Residential 89.99% Commercial 9.97% Industrial 0.04% Customers by Sector Residential 34% Commercial 57% Industrial 9% Consumption by Sector Residential 50% Commercial 49% Industrial/Other 1% Gross Margin by Sector Natural Gas 30% Propane 70% Deliveries by Fuel Type 53 * Results are from 2015

Customer Conversions from Propane to Natural Gas Sandpiper Energy • Approximately 3,000 customers have been converted (primarily in Berlin, West Ocean City and currently in Ocean Pines). • A bay crossing from West Ocean City to Ocean City expected to start in October 2016 and be completed late in the 4th quarter 2016. • Conversions in Ocean City to start in January 2017 and continue during the months of January – May and September - December. • Conversions in Ocean Pines to continue during June – August. --- line = natural gas main --- line = propane main Ocean City 54

Customer Conversion Process Sandpiper Energy Preliminary Staging & Communications •Notification to Residents and Appliance Surveys •Disconnected from Propane Main and Temporary Propane Tanks Installed •Mains purged and Natural Gas Introduced •Leak Surveys Performed •Conversions Scheduled Day of Conversion •Customer Piping Tested •Tie in to Fuel Line •Appliance Conversions •Natural Gas Introduced into Piping •Leak Testing of Piping and Testing of Appliances After the Conversion •Temporary Propane Tank Removal •First Natural Gas Bill •Customer Follow Up 55

Facilities and Investment Sandpiper Energy  Distribution System as of December 31, 2015  Over 300 miles of distribution main  Nearly 12,000 service lines  Less than 6 miles of bare steel  Project to replace all bare steel by 2018  Investments in mains and services have exceeded $5.9 million since the acquisition 0 50 100 150 200 250 300 350 Bare Steel Coated Steel Plastic Miles of Main by Type 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Bare Steel Coated Steel Plastic Services by Type Over 98% Plastic Over 98% Plastic 56

Aspire Energy Business Overview

58 CPK acquired Gatherco on April 1, 2015 and began operations as Aspire Energy Gatherco was established in 1997 when they acquired Columbia Gas Transmission’s natural gas gathering assets in Ohio Operating 16 gathering systems and more than 2,550 miles of gathering and intrastate pipelines in the Marcellus and Utica shale production areas Aspire Energy Overview Natural Gas Gathering System Unregulated natural gas business operating gathering and intrastate pipelines in Ohio Provides natural gas supplies to various local gas cooperatives and local distribution companies Expertise in areas such as Operations, Business Development & Marketing, Field Support & Construction, Meter Reading Services, Land, Engineering & GIS, and Financial Analysis Long-term supply agreements with Columbia Gas of Ohio (COH) and Consumers Gas Cooperative (CGC), which serve more than 20,000 end-use customers Led by executive leaders Elaine Bittner and Doug Ward with a combined 48 years of service 52 Employees located in Ohio

59 Organizational Growth & Restructuring Aspire Energy Organization  Re-aligned organization with adjustments to reporting structure and responsibilities to:  Build on and develop positive cultural and strategic fit  Develop five-year strategic plan  Identify and execute new growth opportunities  Create new services and service excellence organization  Develop standards of operational excellence  Key new hires and personnel changes since acquisition:  Vice President, Doug Ward  Operations Director, Bob Huddleston  Manager of Financial Analysis & Services, Dan Massengill  Engineering Manager, John Cramer  Manager of Marketing, Lance Jones  Positioned for growth and success - as of June 30, 2016, we have 52 employees.

Business Unit Overview Aspire Energy  Aspire Energy operates in 40 of the 88 counties in Ohio, providing natural gas supplies to various local gas cooperatives and local distribution companies, including Consumers Gas Cooperative and Ohio’s largest local distribution company, Columbia Gas of Ohio  Aspire Energy is an unregulated natural gas business operating 16 gathering systems and more than 2,550 miles of gathering and intrastate pipelines in the Marcellus and Utica shale production areas. 60

61 Aspire Energy Value Chain System Overview Own and Operate ~2,000 miles of pipeline Off-System Sales DELIVERIES: Approx. 2 BCF Gather wellhead natural gas production RECEIPTS: Approx. 5 BCF Own and Operate two (2) gas processing plants Serving more than 20,000 end-use customers, and delivering approximately 4 BCF per year RECEIPTS: Approx. 1 BCF

 Aspire primarily sources gas from producers and provides gathering and processing services necessary to maintain quality and reliability to wholesale markets.  By the numbers:  305 Producers  16 Gathering Systems  2,550 Miles of Gathering Pipelines  5.1MM Dts Delivered Through Gathering 62 Aspire Energy Value Chain Gas Supply and Gathering

 3.8 Million Dts Delivered Annual to CGC and COH  Nearly 90% of Aspire Energy’s margin is generated from unregulated long-term supply agreements with Columbia Gas of Ohio (COH) and Consumers Gas Cooperative (CGC), which serve more than 20,000 end use customers. Aspire Energy Value Chain Delivery to End Users & Down-Stream Markets 63

 Gas from Aspire Energy’s gathering system that is not distributed to an end user is transported to interstate pipelines.  Before gas can be transported to an interstate pipeline, it must be compressed and if needed, processed to remove natural gas liquids (NGL).  By the Numbers:  11 compressors  2,600 Horsepower  2 processing plants  1.7 million gallons of Natural Gas Liquids produced annually 64 Aspire Energy Value Chain Compression, Processing & Transportation to Interstate Pipelines

Customer Profile – Consumers Gas Cooperative Member Margin Contributors 2015 Sales Volumes by Sector (Annual dekatherms, in thousands)  Aspire Energy has a twenty year contract to exclusively manage the Consumers Gas Cooperative billing, sales, daily operations, and natural gas deliveries.  As of June 30, 2016, Consumers Gas Cooperative had 6,791 members. 65 Commercial 348,762 30% Farm 169,587 15%Industrial 72,991 6% Residential 487,304 42% School/Churches 78,230 7%

0 1000 2000 3000 4000 5000 6000 7000 8000 2011 2012 2013 2014 2015 Historical Member Growth 66 Customer Profile – Consumers Gas Cooperative Customer Growth  Growth rates have average around 8.64% the last 3 years, with 2015 being the best year for signing of new members.  The residential sector continues to be the driving force for customer growth, accounting for 85% of new members over the past five years. 24 25 29 21 18 27 27 36 51 29 235 276 320 444 477 3 4 5 5 289 328 389 521 529 - 100 200 300 400 500 600 2011 2012 2013 2014 2015 New Membership Type Farms Commercial/Industrial Residential Schools/Churches Grand Total

Customer Profile – Columbia Gas of Ohio  Aspire Energy has a seven year contract to provide natural gas to 81 Columbia Gas of Ohio meters. 67 2,202,003 2,120,552 2,389,655 2,777,474 2,508,299 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 2011 2012 2013 2014 2015 H ea tin g D eg re e D ay s (H D D ) A nn ua l S al es Annual Sales Volumes (Dekatherms) Dekatherms HDD

Potential Growth Sectors Aspire Energy Agricultural and Poultry Sector  Focus on several areas across the state, primarily in Western Ohio which is home to the largest corn production in the state. Areas also have large poultry facilities with year-round usage. Commercial Sector  Focus on commercial loads and other large volume industrial users. Residential Sector  Targeting expansion in growth regions in the state. Acquisitions  Invest in acquisitions to expand our footprint and to enhance our system capabilities. 68

69 Key Takeaways & Outlook Aspire Energy  Aspire Energy is well on track to meet or exceed financial budgetary earnings expectations for 2016 and beyond.  Delivering gas to Consumers Gas Cooperative and Columbia Gas of Ohio represents almost 90% of Aspire Energy’s gross margin.  The Aspire Energy growth strategy is to convert existing fuel oil and propane customers to natural gas.  Strategic Growth – growing our customer base, gas gathered and footprint allow for expansion of current and future opportunities.  Grow our footprint  Grow services to end use customers  Grow gathering assets and transmission lines

Sharp Energy Business Overview

71 Sharp Energy Overview Provides propane distribution service to approximately 38,000 customers Service territories include Delaware, Maryland, Virginia and Pennsylvania Serves a mix of residential, commercial, industrial, agricultural and AutoGas customers Propane storage capacity in excess of 3 million gallons; more than any other propane provider on the Delmarva Peninsula Led by executive leaders Elaine Bittner and Bob Zola with a combined 53 years of service 150 Employees located in Delaware, Maryland, Virginia and Pennsylvania Servicing customers’ propane needs for over 35 years 1981: Acquired Clarence E. Sharp Company in Georgetown, DE. Sharpgas, Inc. DBA Sharp Energy was formed to consolidate CPK’s propane distribution operations 1988: Acquired Kellam Energy, Inc. in Belle Haven, VA 1997: Acquired Tri-County Gas Company in Salisbury, MD and Sheldon Gas Company in Dover, DE 2005: Initiated start-up operation in Allentown, PA 2010: Initiated start-up operation in Cecil County, MD 2011: Initiated start-up operation in the Poconos, PA 2013: Signed first AutoGas customer 2016: Opened new headquarters in Georgetown, DE

Business Unit Overview Sharp Energy Growth Story  Continued growth of propane distribution service  Service territories include Delaware, Maryland, Virginia and Pennsylvania with 9 locations throughout those regions  Growth of residential, commercial, industrial, agricultural and AutoGas markets  Propane storage capacity in excess of 3 million gallons; more than any other propane provider on the Delmarva Peninsula  Named one of the Top 50 National Propane Retailers by LP Gas magazine in 2016 72

Supply Infrastructure Sharp Energy 28 bulk storage locations throughout DE, MD, PA and VA Over 3M gallons on-site storage 4 rail facilities - Dover, DE - Princess Anne, MD - LeCato, VA - Belle Haven, VA Dedicated supply department Long-term contracts/hedging capabilities 73

Georgetown Headquarters Sharp Energy Grand opening held in June 2016 Houses 50 employees from various departments 120,000 gallon bulk storage capacity AutoGas fueling station 74

Market Profile - Sales Gallons Sharp Energy 0 1,000 2,000 3,000 4,000 5,000 6,000 - 5,000,000 10,000,000 15,000,000 20,000,000 25,000,000 30,000,000 35,000,000 40,000,000 45,000,000 50,000,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Historical Gallons Sold Gallons Sold HDD G al lo ns H eating D egree D ays 75

Market Profile - Sales Volumes Sharp Energy Annual Gallons Sold by Category 2015 Gallons Sold by Category  Western Shore expansion expected to add 1.1M gallons over the next 3 years  New CGS systems expected to add 1M gallons once fully completed  AutoGas growth will add approximately 1.2M gallons through 2017  Conversions from oil to propane will add over 3M wholesale gallons annually  Opportunities of oil to propane conversions will yield additional gallon sales for Sharp and present future opportunities to convert the customers to natural gas upon expansion of the pipeline 76 Gallons (in thousands) 2011 2012 2013 2014 2015 Residential 11,355 9,738 12,510 13,786 13,260 Commercial 9,969 8,621 10,482 11,554 12,228 Wholesale 9,679 13,082 18,885 21,454 21,173 Total 31,003 31,441 41,877 46,794 46,661 Residential 13,260 29% Commercial 12,228 26% Wholesale 21,173 45%

Margin Components Sharp Energy 93% 7% % Contribution to 2015 Gross Margin Retail (Residential & Commercial) Wholesale 77

Strategic Initiatives Sharp Energy Retail Growth Oil to Propane Conversions Business Unit Leadership Team  Initial conversion of oil customers to propane  Developing start-up operation to focus on AutoGas growth along the I-95 corridor  Start-up operation in Anne Arundel County, Maryland  New systems will add 1M gallons upon completion/build-out  CGS highlights for YE December 2015  63 CGS developments  3.7M gallons  8,255 customers Propane AutoGas Growth CGS Growth 78

Strategic Initiatives Sharp Energy AutoGas  Propane AutoGas is the most popular alternative fuel worldwide  3rd most widely used vehicle fuel in the world with 18 million vehicles (behind gasoline and diesel)  Attractive option for school bus fleets, transit agencies and law enforcement  Sharp Energy is constructing a network of semi-public fueling stations along major corridors in Delaware, Maryland and Pennsylvania  Current network consists of 9 stations  Will increase to 11 stations by the end of 2016  Sharp Energy is at the forefront of this new technology in our region # of Customers 20 # of Vehicles 803 Annual Gallons 2.9M # of Customers 25 # of Vehicles 513 Annual Gallons 1.2M Sharp AutoGas (Year 5 Build Out) Current Customers Under Contract (additional) 79

CONVERTING FLEET VEHICLES TO PROPANE AUTOGAS? ECONOMICAL  Less expensive than gasoline  Cleaner burning = fewer oil changes CLEAN  12% less carbon dioxide  30% less carbon monoxide  35% less hydrocarbons  60% less NOx DOMESTIC  Almost 98% of Alliance AutoGas’ propane vehicle fuel is produced in the U.S. 80 AutoGas Sharp Energy

AutoGas

Sharp Energy

Less Expensive, Lower Entry Costs

Significant Savings

- Lower Fuel Costs – historically, AutoGas is significantly less than gasoline or diesel, **averaging $1.00 less per gallon than regular unleaded gasoline.**
- Reduced Maintenance – vehicles operating on AutoGas require less frequent maintenance, fewer oil changes and have extended engine life. AutoGas vehicles run on 105-110 Octane.

Low Cost Infrastructure and Conversion

Relative to other alternative fuels: compared to ethanol, electric and natural gas

- Low cost refueling infrastructure for an AutoGas fueling station provides easy entry with scalable growth.
- For fleets interested in converting existing vehicles, the cost of AutoGas conversion is very affordable. Depending on amount of fuel consumed per vehicle, average ROI is less than 3 years.

SHARP ENERGY 81

82 AutoGas DART – Converting Delaware’s Buses to Propane  Economic benefits  First five AutoGas-fueled buses  Traveled 450,000 miles with no fuel system-related failures  Produced significant fuel cost savings for customer  Environmental benefits  Each bus reduces more than 91,000 pounds of CO2 over its lifetime (compared to gasoline)  AutoGas vs. gasoline  Reduces greenhouse gases up to 25%  Creates 60% less CO  Fewer particulate emissions  Delaware Authority for Regional Transit (DART)

Community Gas Systems Sharp Energy 83

Community Gas Systems Sharp Energy 84 Safe and cost effective for the customer Central fuel storage for more attractive neighborhoods One-on-one personal on-site builder services from the CGS™ Propane Distribution Systems team of experts Reduction of gas delivery traffic Expert installation and maintenance Easy conversion to natural gas Improves homeowner’s lifestyle by providing options for gas generators, gourmet cooking indoors and outdoors, deck heaters, lighting, pool and spa heating Benefits of a CGS™ Propane Distribution System

Florida Business Overview

86

Florida Market Environment  Economic recovery continues  4th largest economy in the US  18th largest global economy  Population growing 1,000 per day  20 million current population (3rd most populous state)  26 million projected population by 2030  Tourism continues to climb  100 million annual tourist visitors  Transportation and logistics growing in importance  15 deep water ports  19 air cargo airports  Several intermodal transportation facilities 87

Florida Market Environment Population and Employment  Population growth drives the Florida economy  Florida growth exceeds all states except Texas  Continued significant in-migration from Central and South America – along with increased foreign investment  Primary employment increases in construction, tourism and the health care industry 88

Florida Market Environment Residential Construction 89  Population growth drives the home construction market  Foreclosure rates have returned to “normal” levels – clearing the market for new construction  Low mortgage rates – although forecasted mortgage rate increases slow development in 2017  Significant jump in multi-family starts – especially urban high rise units  Large planned community developments

Minto Development - Palm Beach Co 90

Minto Development 91

Wildlight Development - Nassau County 92

Wildlight Development 93

Florida Market Environment Non-Residential Construction 94  Non-residential construction activity continues to increase  Led by government and public institutional projects, warehousing and office space development  Significant gains in hotels, medical, retail and industrial  Non-residential forecast also includes interest rate impacts that slow the market in 2017

Florida Regulatory/Political Climate 95  Governors race in 2018  Current Governor Rick Scott - pro business  Adam Putnam - current Agriculture Commissioner is likely front runner  Impact on PSC - could see a slight shift toward consumer focus  Florida Public Service Commission (FPSC) structure  5 full-time Commissioners, appointed by Governor and confirmed by Senate  Re-nomination of PSC Commissioners (3 in 2017)  Light-handed FPU regulation by FPSC  Exception for safety and compliance issues - FPSC is tightening inspection process and issuing many more violations  Pipelines (PPC/Eight Flags to FPU/CFG) - positive outcomes  PPC - negotiated rates; no COS rate regulation  FPU has exceptionally good relationship with FPSC and OPC staff  FPL has filed for rate increase; Gulf Power in 2017

Florida Regulatory Snapshot  Recent rate filings Business Unit Effective Date Amount ROE* FPU Electric 11/1/2014 $3,750,000 10.25% FPU Natural Gas 1/14/2010 $7,969,000 10.85% CFG Natural Gas 1/14/2010 $2,546,300 10.80% *100 Basis point range in Florida  Cost recovery mechanisms  Gas Reliability Infrastructure Program (GRIP) Surcharge  FPL Interconnect - Recovery in fuel clause  Environmental Cost Recovery  Energy Conservation Cost Recovery  Capacity Cost Allocation  Area Expansion Program 96

Florida Energy Industry 97  Industry evolution  TECO/Emera, AGL/Southern, Piedmont/Duke  Southern Company 50% acquisition of SONAT pipeline  Spectra/FPL Sabal Trail pipeline permitting underway at FERC - late 2017 in-service projected  FPL developing a transmission pipeline business  CPK, FGT, FPL, AGL, TECO all trying to find a way to build a gas transmission project into South Florida  Emerging LNG transportation market  Electric industry remains long capacity  Wholesale pricing is half of 2007 levels

Natural Gas Transmission Pipelines in Florida 98

Florida Business Unit Profile Operating Units  Florida Public Utilities Company  Natural gas distribution  Electric distribution  Central Florida Gas  Natural gas distribution  Peninsula Pipeline Company  Intrastate gas transmission  Flo-Gas Corporation  Wholesale and retail propane  Eight Flags Energy, LLC  Unregulated Energy Services  Home warranty, surge protection, appliance sales and services 99

100 Florida Business Unit Profile Service Territories Map

Natural Gas, 75,030 , 61% Electric, 31,524 , 26% Propane, 16,559 , 13% Florida Business Unit Profile Customers* 101 * Average Customers as of May, 2016

102 Florida Business Unit Profile Top 25 Customers Account Name Business Unit Margin 1 FPU ELECTRIC (2017 Projection) EIGHT FLAGS 2 FPU - NASSAU COUNTY PPC 3 RAYONIER STEAM (2017 Projection) EIGHT FLAGS 4 FPU - HAINES CITY GAS SYSTEM PPC 5 EIGHT FLAGS PPC 6 SOFIDEL CFG 7 AGL INDIAN RIVER CO. PPC 8 ATLAS SOUTHEAST PAPERS, INC FPU 9 EIGHT FLAGS FPU 10 CITY OF LAKE WORTH 30YR AGMT FPU Subtotal 18,110,397$ 11 POLK POWER PARTNERS/DEVI CFG 12 PALM BEACH RESOURCE RECOVERY FPU 13 NEW ENGLAND FERTILIZER CO FPU 14 FPU - WILLIAM BURGESS PPC 15 WEST ROCK ELECTRIC 16 DART CONTAINER CORP CFG 17 P B BOTTLING WORKS CFG 18 SOUTH FLORIDA MATERIALS FPU 19 JAMES HARDIE BLDG PRODUCT CFG 20 SUWANNEE PRISON PPC 21 FL DISTILLERS CFG 22 BOCA RESORTS, INC FPU 23 COMMUNITY ASPHALT OHL GROUP FPU 24 INTEGRYS TRANS FUELS LLC CFG 25 KLAUSNER PPC Subtotal 5,215,086$ Total 23,325,483$

Regulated Energy, 89% Unregulated Energy, 11% Natural Gas Distribution, 69% Natural Gas Trasmission, 7% Electric, 13% Propane, 3% CHP, 7% Unregulated Energy, 1% By Operating Unit By Segment Florida Business Unit Profile Average Capital Investment* 103 * Average Capital Investment as of June, 2016

Florida Business Unit Profile Gross Margin Contribution* Natural Gas Distribution, 58% Natural Gas Trasmission, 5% Electric Distribution, 18% Propane, 11% CHP, 7% Unregulated Energy, 1% Regulated Energy, 81% Unregulated Energy, 19% By Operating Unit By Segment 104 * Estimated 2017 Gross Margin

Florida Business Unit Profile Key Facts  325 employees  7 unions  10 office locations  2,819 miles of natural gas mains  55 city gate stations/transmission interconnects  796,000 gallons of bulk propane storage  Electric wholesale/PPA agreements  JEA (expires 12/31/2017)  Southern/Gulf Power (expires 12/31/2019)  Request For Proposal pending  20 miles of electric transmission  889 miles of electric distribution 105

Florida Performance Results Capital Expenditures 106 $11 $17 $35 $46 $52 $92 $76 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2010 2011 2012 2013 2014 2015 2016B $ in M ill io ns Year

107 $159 $155 $167 $202 $240 $290 $357 $100 $150 $200 $250 $300 $350 $400 2010 2011 2012 2013 2014 2015 2016F $ in M ill io ns Year Florida Performance Results Average Capitalization

108 $79 $79 $83 $85 $94 $103 $115 $70 $75 $80 $85 $90 $95 $100 $105 $110 $115 $120 2010 2011 2012 2013 2014 2015 2016F $ in M ill io ns Year Florida Performance Results Florida Consolidated Margin

Florida Strategic Evolution 1. Post merger integration  Consolidate systems, process, procedures  Foster a culture of safety and growth  Achieve synergies to enable recovery of acquisition premium 2. Leverage existing customer growth opportunities  GRIP pipeline replacement (recovery mechanism)  Electric reliability investments (rate case)  Eight Flags (cost recovery through sales to electric customers)  PPC pipeline extensions (gas customer fuel rates)  Aggressive propane margin management 3. Greater focus on incremental customers/margins  Pipeline expansions  New construction developments 109

Natural Gas Growth Strategy $2.9 $19.7 $44.0 $76.4 $102.7 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2012 2013 2014 2015 2016 Forecast $ M IL LI O N S Total Investment 110  Complete GRIP/Bare Steel Replacement Investments - 50 100 150 200 FPUC CFG 118 69 80 81 Miles of Mains Replaced Remaining

Natural Gas Growth Strategy  Recover non-revenue investments w/o rate case  Additional reliability investments  Expansion of GRIP program  Smart meter deployment  Cost recovery from third party shippers  South Florida operations center construction  Seek environmental cost recovery  Continue aggressive revenue investments  System expansions to serve new residential developments  Territorial expansions  Pipeline projects  Seek joint ownership pipeline opportunities  Municipal system acquisitions  Continue a proactive regulatory strategy  Manage regulatory compliance environment  Manage rate impact on customers 111

Rate Impacts 112 2016 * Based on 21 Therms Rate Charge Rate Charge Rate Charge Rate Charge Customer Charge $ per bill 11.00 11.00$ 19.00 19.00$ 8.00 8.00$ 15.00 15.00$ Base Energy Charge $ per therm 0.49828 10.46$ 0.46310 9.73$ 0.56213 11.80$ 0.26782 5.62$ PGA/Cost of Gas $ per therm 0.65000 13.65$ 0.81538 17.12$ 0.72882 15.31$ 0.96064 20.17$ Conservation $ per therm 0.14796 3.11$ 0.22795 4.79$ 0.15163 3.18$ 0.06421 1.35$ GRIP $ per therm 0.26393 5.54$ 0.08568 1.80$ - -$ 0.02137 0.45$ 21 Therms 43.76$ 52.43$ 38.29$ 42.59$ FPUC CFG Peoples Gas Florida City Gas Natural Gas Residential Bill Comparison

Propane Growth Strategy  Aggressive margin management  Enhanced sales effort  Replace gallons converted to natural gas  Introduction of new products and services  Agricultural market  AutoGas market  Territorial expansion  Acquisition  Expand existing service areas  Start-up areas close to existing operating units  Wholesale expansion 113

Electric Growth Strategy  Reduce fuel costs  Contract renegotiation  Access to a broader wholesale power market  Operate Eight Flags below avoided cost rate  Invest in generation  Return on investment and lower power costs  Invest in the regulated utility  Reliability  Energy efficiency (LED lighting)  FPL interconnect  Continue cost recovery strategy  File for rate case or reliability infrastructure program to recover investments  Expand fuel cost recovery 114

Rate Impacts 115 2016 * Based on 1000 KWH Rate Charge Rate Charge Rate Charge Customer Charge $ per bill 14.00 14.00$ 7.57 7.57$ 15.00 15.00$ Base Energy Charge $ per KWH 0.01960 19.60$ 0.04729 47.29$ 0.04694 46.94$ Fuel $ per KWH 0.10188 101.88$ 0.02580 25.80$ 0.03361 33.61$ Conservation $ per KWH 0.00135 1.35$ 0.00186 1.86$ 0.00191 1.91$ Capacity Recovery $ per KWH -$ 0.00488 4.88$ 0.00178 1.78$ Environmental $ per KWH -$ 0.00263 2.63$ 0.00432 4.32$ Storm Recovery $ per KWH -$ 0.00102 1.02$ -$ Nuclear Recovery $ per KWH -$ -$ -$ 1000 KWH 136.83$ 91.05$ 103.56$ Rate Charge Rate Charge Customer Charge $ per bill 8.76 8.76$ 18.60 18.60$ Base Energy Charge $ per KWH 0.06901 69.01$ 0.04585 45.85$ Fuel $ per KWH 0.03353 33.53$ 0.03678 36.78$ Conservation $ per KWH 0.00325 3.25$ 0.00068 0.68$ Capacity Recovery $ per KWH 0.01242 12.42$ 0.00919 9.19$ Environmental $ per KWH 0.00184 1.84$ 0.02109 21.09$ Storm Recovery $ per KWH -$ -$ Nuclear Recovery $ per KWH 0.00176 1.76$ -$ 130.57$ 132.19$ FPUC TECOFPL GULF POWERDUKE ENERGY Electric Residential Typical Bill

# Electric Power Supply Costs

| | COST Average per kWh | ACTUAL kWh 2015 | ACTUAL $ 2015 | PROJECTED kWh 2018 | PROJECTED $ 2018 |
|---|---|---|---|---|---|
| JEA | $ 0.08731 | 331,748,000 | $ 28,966,000 | | |
| Gulf Power | $ 0.10312 | 314,547,000 | $ 32,436,000 | 314,547,000 | $ 32,436,000 |
| West Rock | $ 0.04426 | 10,749,000 | $ 476,000 | 10,749,000 | $ 476,000 |
| Rayonier | $ 0.05621 | 9,665,000 | $ 543,000 | 9,665,000 | $ 543,000 |
| Eight Flags | $ 0.07508 | | | 166,518,000 | $ 12,502,000 |
| Rayonier | $ 0.05621 | | | 50,460,000 | $ 2,836,000 |
| 10MW Block | $ 0.06400 | | | 84,100,000 | $ 5,382,000 |
| Northeast Wholesale | $ 0.08200 | | | 30,670,000 | $ 2,515,000 |
| **Total** | | **666,709,000** | **$ 62,421,000** | **666,709,000** | **$ 56,690,000** |

Estimated Net Savings $5,731,000

FLORIDA PUBLIC UTILITIES 116

Florida Business Unit Summary 117  Rebounding Florida economy  Positive political/regulatory environment  Large opportunities in under/unserved areas  Florida: “Open for Business” Gov. Rick Scott

Eight Flags Energy

Isle of Eight Flags  Timucuan Indians – no flag  French (1562 – 1565)  Spain (1565 – 1702)  England (1702 – 1783) Named the island after King George II’s daughter.  Spain (1783 – 1812)  Patriot Flag (1812 – 1813)  United States (1813)  Spain (1813 – 1816)  Green Cross of Florida (1817)  Mexican Rebel (1817)  United States (1817 – 1861)  Confederate States (1861 – 1862)  United States (1862 - Present) 119

Project Background  2010 FPU electric rates are close to the highest in Florida.  Base rate are among the lowest.  Fuel rates are the highest.  FPU is a non-generating utility.  FPU Wholesale Purchase Power Agreements.  Jacksonville Electric Authority (expires 12/2017)  Gulf Power Company (expires 12/2019)  Both agreements are in excess of $95 mwh.  Rayonier Advanced Materials paper mill on Amelia Island.  2010 announced new internal steam turbine project.  RYN needs additional steam for product expansion and reliability.  FPU gas transmission project to Amelia Island.  Initial exploration of a gas boiler for RYN  CHP option (power to FPU; steam to RYN) 120

 CHP  A suite of technologies that enable the concurrent production of electricity and useful thermal energy.  Topping Cycle  Fuel is used first to generate electricity and the waste heat is recovered for process, heating or cooling uses.  Bottoming Cycle  Fuel is used first to produce heat for a process load (steam for a paper mill, for example) and the waste heat is used to produce electricity (typically in a steam turbine). Combined Heat and Power (CHP) 121

Topping Cycle CHP 122

Topping Cycle CHP with Gas Turbine 123

1. Would Rayonier agree to be the steam host?  Could we design a CHP that would balance RYN’s steam quantity and pressure needs with FPU’s power requirements? 2. Could a CHP plant be sited at the Rayonier mill?  Air permits; construction codes; land suitability, land cost. 3. Would the CHP power be competitive with FPU avoided costs?  How would avoided costs be defined? Steam revenue credits? 4. Could FPU receive power from the CHP given its existing Purchase Power Agreement with JEA?  Full requirements PPA – preempted by a QF CHP power purchase. 5. Would the Federal/State regulatory requirements permit a Chesapeake Utilities Corporation CHP?  Ownership structure?  FERC efficiency and Fundamental Use Tests. Five Fundamental Feasibility Issues 124

Siting Challenges Rayonier Amelia Island Paper Mill 125

 FERC Qualifying Facility (QF) Certification  Efficiency Test.  Fundamental Use Test.  No ownership limitations – CPK could own 100%.  FERC QF pre-empts state certification.  FERC QF pre-empts JEA contract restrictions.  Florida Public Service Commission  Jurisdiction over an affiliate transaction.  Jurisdiction over a PPA between CHP and utility.  Jurisdiction over a utilities fuel cost recovery.  If a state regulator approves the CHP/utility PPA it pre- empts the Federal Power Act 20MW threshold for FERC rate regulation. Regulatory Overview 126

 Construct a CHP at the Rayonier paper mill.  20MW natural gas combustion turbine.  75,000 lbs/h, 150 psi Heat Recovery Steam Generator (HRSG)  Own and operate the unit as an unregulated CPK subsidiary; Eight Flags Energy, LLC.  Eight Flags sells 100% of the power to FPU.  Eight Flags sells 100% of the un-fired (HRSG) and fired (duct burner) steam to Rayonier.  Chesapeake affiliates FPU (gas distribution and electric distribution), Peninsula Pipeline Company (intrastate gas transmission) and PESCO (gas marketing) provide various services to Eight Flags. Project Description 127

Eight Flags CHP - Structure of the Deal 128

 Purchase Power Agreement: Eight Flags and FPU Electric  20 year term - projected in-service Q2 2016.  Establish an initial indicative non-fuel price range with a “not to exceed” cap for in-service date.  Fuel costs adjust monthly based on actual costs.  O&M cost escalator adjusts every 5-years; deferral mechanism.  Steam Agreement: Eight Flags and Rayonier  20 year fixed rate for minimum quantity of 600,000 klbs.  $2.1M per year. 90% credited to reduce power costs.  Purchase Power Agreement: FPU Electric and Rayonier  Increased existing PSC approved renewable energy power purchase agreement. Key Agreements 129

 Solar Turbines, Inc. - a Caterpillar sub - San Diego, CA.  Titan 250 gas turbine. (14,500 total turbines installed; 2 billion operating hours)  Service and Maintenance Agreement (includes periodic turbine replacements).  Rentech Boiler Systems, Inc. - Abilene, TX  HRSG. (Industry leader in HRSG’s for gas turbines up to 40 MW)  CR Myer – Oshkosh, WI  General Contractor. Heavy industry specialists; paper industry expert (125 years in business)  Sterling Energy Services, LLC. – Atlanta, Ga.  Project design, engineering, oversight. (Significant work in paper industry energy projects.) Primary Suppliers and Contractors 130

 Eight Flags Energy CHP ‒ Turbine, HRSG, Duct Burner, Steam Distribution, Engineering, Construction.  FPU Natural Gas ‒ 12” 1.3 mile pipeline; M&R station.  Peninsula Pipeline Co. ‒ Gate station; Compressor Platform; Pressure Regulation.  FPU Electric ‒ Substation, T&D. Project Investment Operating Unit $34,506,000 2,382,000 1,735,000 2,355,000 $40,978,000 Investment Amount 131

 FPU Electric ‒ Chip Mill Substation, T&D, SCADA, Mobile Generator, Control Building Project Related Investment Operating Unit $4,420,000 Investment Amount 132

 Eight Flags Energy CHP  FPU Natural Gas  Peninsula Pipeline Cc,  FPU Electric *Estimated 2018 margin subsequent to planned rate case/ERIP. Project Margin Operating Unit $ 7,300,000 463,000 993,000 1,000,000* $ 9,756,000 Annual Margin Projection 133

Eight Flags – Initial Site Prep 134

Eight Flags – Over 700 Pilings 135

Eight Flags – 10’ Platform Elevation 136

Solar Turbines Titan 250 137

Eight Flags CHP 138

Electric Utility Substation 139

Electric Transmission System Extension 140

Electric Utility Control Building 141

Black Start Mobile Generator 142

FPU Natural Gas and PPC Facilities 143

Eight Flags CHP 144

Financial Overview

Strong Results over the Last Nine Years Financial Metrics for 2007 and 2015 * $82 $239 2007 2015 Annual Gross Margin ($ in millions) $1.29 $2.72 2007 2015 Diluted Earnings Per Share $11.76 $23.45 2007 2015 Year-end Book Value Per Share $217 $979 2007 2015 Market Capitalization at 12/31/2015 ($ in millions) $142 $545 2007 2015 Five Year Capital Expenditures ($ in millions) $10,000 $43,784 2007 6/30/2016 Total Shareholder Return Beginning Ending * Except as Otherwise Noted. 146

Consolidated Financial Results For the Six Months Ended June 30, 2016 compared to 2015 For the periods ended June 30, (in thousands except per share amounts) YTD16 YTD15 Change Operating Income Regulated Energy segment 39,545$ 35,788$ 3,757$ Unregulated Energy segment 12,347 14,689 (2,342) Other businesses and eliminations 230 201 29 Total Operating Income 52,122 50,678 1,444 Other Income / (loss) (42) (38) (4) Interest Charges 5,274 4,933 341 Income Before Taxes 46,806 45,707 1,099 Income Taxes 18,410 18,304 106 Net Income 28,396$ 27,403$ 993 Diluted Earnings Per Share 1.85$ 1.83$ 0.02$ Results • Net income was $28.4 million • Diluted earnings per share were $1.85 – better by $0.02 compared to year-to-date 2015’s results. • The Company’s growth strategy generated earnings that offset the negative impact of warmer weather experienced in the first quarter of 2016 • Included in these results is $878,000 of margin from the implementation of interim rates in the Delaware division 147

Reconciliation of 2016 Results Year-to-Date Key variances for the six months ended June 30, 2016 vs. 2015 included: • Earnings per share increased $0.02 compared to 2015 despite significantly warmer winter in the first quarter of 2016 which had a negative $0.26 per share impact on our earnings. • Increased gross margins from natural gas expansions, GRIP and Aspire Energy offset the weather impact. 148 Pre-Tax Income Net Income Earnings Per Share (in thousands except per share data) Second Quarter 2015 Reported Results 45,707$ 27,403$ 1.83$ Adjusting for Unusual Items: Weather impact primarily in the first quarter (6,596) (3,954) (0.26)$ Non-recurring gain from settlement agreement (1,370) (821) (0.05)$ Higher Delmarva retail margins per gallon in 2015 (1,737) (1,041) (0.07)$ (9,703) (5,816) (0.38)$ Increased Gross Margins: Regulated Energy Segment 8,544 5,122 0.34$ Unregulated Energy Segment 1,456 873 0.06$ 10,000 5,995 0.40$ Increased Other Operating Expenses (1,644) (986) (0.06)$ Net contribution from Aspire Energy 2,978 1,892 0.09$ Interest Charges and Net Other Charges (532) (92) (0.03)$ Second Quarter of 2016 Reported Results 46,806$ 28,396$ 1.85$

$- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 2012 2013 2014 2015 2016 Forecast In th ou sa nd s Natural Gas Distribution Natural Gas Transmission Electric Unregulated Energy Corporate and Other Acquisitions $78,334 $128,240 Cumulative Expenditures and Acquisitions of $679 Million (2012 through 2016 Budget) $195,213 $179,305 $98,057 Continuing to Build for the Future Capital Expenditures 82% Regulated Energy Natural Gas and Electric Major Projects Underway: • Eight Flags CHP plant • Expansion of facilities to serve Calpine power plant • Eastern Shore Natural Gas system reliability project • Florida GRIP investments 2016 forecast includes $30 million of potential development capital expenditures 149

Equity/Permanent Capitalization 71.6% 70.3% 65.5% 70.6% 72.5% Equity/Total Capitalization 60.0% 54.3% 54.0% 51.9% 53.0% $256,598 $278,773 $300,322 $358,138 $379,554 $101,907 $117,592 $158,486 $149,306 $143,865 $69,395 $117,019 $97,340 $182,548 $192,117 $0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 $600,000 $650,000 $700,000 $750,000 12/31/12 12/31/13 12/31/14 12/31/15 6/30/2016 Stockholders' Equity Long-Term Debt Short-Term Debt * (in thousands) *Short-term debt includes current portion of long-term debt and designated revolving credit. Total Capitalization Historical Structure and Increased Debt Capacity Debt Capacity Available:  Private Placement Shelf Agreement with Prudential • $150 million • Available for three years • Issue Notes up to 15 years • $70 million committed to be drawn prior to 4/28/17 at 3.25%  Bank Revolving Credit Agreement • $150 million commitment • Available for five years • $40 million outstanding as of 6/30/16 at LIBOR plus 1.0%  Bank Lines of Credit • $170 million commitment • Available through 12/31/16 • $134 million outstanding as of 6/30/16 at LIBOR plus 0.88% Target Capital Structure: 50% to 60% Equity to Total Capitalization 150

Long-term Debt Maturity Schedule Annual Principal Payments and Rate on Payments Debt Amortization:  Pro forma long-term debt outstanding of $228 million includes $70 million committed at 3.25% under the private placement shelf facility  Chesapeake's private placement debt amortization is typically five years interest only followed by equal annual payments over ten years  FPU legacy note of $8.0 million at 9.08% with single payment in 2022 - 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 14,000,000 16,000,000 18,000,000 20,000,000 22,000,000 24,000,000 26,000,000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Year 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Average Interest Rate on Remaining Debt 4.50% 4.45% 4.39% 4.34% 4.28% 4.23% 4.17% 3.83% 3.75% 3.70% 3.63% 3.52% 3.46% 3.36% 3.25% 3.25% 3.25% 5.64% 5.64% 5.34% 5.28% 4.91% 4.83% 5.96% 4.29% 4.01% 4.01% 4.01% 3.68% 3.68% 3.51% 3.25% 3.25% 3.25% Average Interest on Debt Payments 151

$0.92 $0.97 $1.03 $1.08 $1.15 $1.22 $0.75 $0.85 $0.95 $1.05 $1.15 $1.25 2011 2012 2013 2014 2015 2016 Annualized Dividend Continuous Dividend Growth With Future Growth Potential  We are committed to providing dividend growth that is supported by earnings growth  6.1% dividend growth in 2016 while still also reinvesting earnings back into the business to fund future growth  55 years of continuous dividends; 13th year of consecutive dividend increases  Very good position – increasing earnings retention ratio while increasing the dividend; future dividend growth opportunity (1) Earnings Retention Ratio represents 100% minus the dividend payout ratio (calculated by dividing declared dividends by diluted EPS). 152 52.6% 52.2% 55.4% 57.0% 58.5% 50% 52% 54% 56% 58% 60% 2011 2012 2013 2014 2015 Earnings Retention Ratio (1)

Investment Highlights A High Growth Energy Delivery Investment Proposition  Utility foundation with upside from complementary unregulated energy platform  Natural gas and electric distribution businesses serving over 165,000 customers  84% of investment in regulated energy and 16% of investment in unregulated energy  65% of investment in downstream and 34% in midstream operations  Attractive five year annual total shareholder return of 23% as of 6/30/16  9 consecutive years of EPS growth ; 8.7% five year annual EPS growth rate as of 6/30/16  Achieved ROEs ranging from 11.2%-12.2% over the last nine years  13 consecutive years of dividend growth; 55 consecutive years of dividends  6.1% 1-year annualized dividend growth rate as of 6/30/16 (5.8% - five year annual growth rate)  Strong balance sheet with equity to total capitalization target of 50 to 60%  Total assets of $1.1 billion with approximately $900 million of those assets representing net plant  High investment-grade credit ratings (NAIC1) with ample liquidity for growth  Projects to be completed in 2016-2017 that will generate additional earnings growth in 2016-2018  Continuing to pursue and develop new growth opportunities that build on our core businesses  Continued deployment of the engagement strategies that have generated our success and which provide the strategic infrastructure for sustainable future growth Strong Financial Performance & Consistent Track Record Diversified Asset Base Balance Sheet that can Support Growth Future Earnings Growth Opportunities 153

Closing Remarks

Strategic Platform for Sustainable Growth  Engaged Employees  Brand Strategy  Engaging Customers  Engaging with Communities  Strategic Thinking Engagement Strategies Provide the Strategic Infrastructure for Sustainable Growth Developing New Business Lines and Executing Existing Business Unit Growth Results Engagement Strategies  Maximizing Organic Growth  Extensions into New Territories  Transforming Opportunities into Growth  New Business Creation  New Services in footprint New Business Lines and Existing Business Unit Growth  Safety Awards  Top Workplace and Top Leadership Awards  Community Service Awards  Achieving top quartile growth in earnings  Achieving top quartile Total Shareholder Return Results Our strategy continues to produce financial performance with strong growth in earnings, capital investments and return on equity. We are making investments in the strategic infrastructure needed to develop and execute sustainable long-term growth strategies and are committed to continue to invest at returns on capital that will drive shareholder value. 155

Key Themes  Successful implementation of growth strategy  Strategic platform for growth continues to support our path forward  Opportunities exist across the midstream and downstream energy value chain in Chesapeake’s current and contiguous markets that provide opportunities for continued growth  Disciplined execution of growth plans  Well positioned for 2017 and beyond 156

Thank You!!